EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Northridge Ventures Inc. on Form 10-Q for the quarter ended November 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Grundman, Chief Executive Officer, President, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 11, 2013	By: /s/ Andrew Grundman
Andrew Grundman
President, Chief Executive Officer,
Chief Financial Officer and
Principal Accounting Officer